SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                Amended Number 2

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): December 18, 2003

                         Commission File No.: 000-32761



                              LIVE GLOBAL BID, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                        86-1024813
--------------------------------------------------------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


                               2075 Norwood Avenue
                         Moose Jaw, Saskatchewan S6H 4P2
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (877) 694-6100
                            ------------------------
                            (Issuer telephone number)


                            DAKOTA DISTRIBUTION, INC.
                   -------------------------------------------
                   (Former name, if changed since last report)

            #B3A323-8776 E. Shea Boulevard, Scottsdale, Arizona 85260
          ------------------------------------------------------------
                 (Former address, if changed since last report)




ITEM 5. OTHER EVENTS.

     On December 18, 2003, Kevin Ericksteen resigned as the President of Registrant and Deanna Olson resigned as Secretary and Treasurer of Registrant. The Board of Directors appointed Barry White to replace Mr. Ericksteen as President, and Barbara White to replace Ms. Olson as Secretary and Treasurer of Registrant.

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     On December 18, 2003, the shareholders of Registrant,  by unanimous written consent, voted to amend Registrant's Articles of Incorporation to (i) change the name of Registrant from "Dakota Distribution, Inc." to "Live Global Bid, Inc.", and (ii) increase the authorized capital stock of Registrant from 25,000,000 shares of common stock to 100,000,000 shares of common stock, and (iii) authorize the Board of Directors, in its sole discretion, to issue preferred stock and debt securities with such terms and conditions as it may decide, without shareholder approval. The Certificate of Amendment was filed with the Nevada Secretary of State on December 19, 2003.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

     On December 18, 2003, Kevin Ericksteen and Deanna Olson, without disagreements or conflicts, resigned their positions as Directors of Registrant. Prior to their resignation, Mr. Ericksteen and Ms. Olson unanimously appointed Grant Devine, Barry White and Zelijko Stefanovic to replace them as Directors of the Registrant via written consent in accordance with the laws of the State of Nevada.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits: The exhibits listed below are attached and filed as part of this report:

 Exhibits         Description
 --------         --------------
   2.1            Resignation Letter of Kevin Ericksteen
   2.2            Resignation Letter of Deanna Olson
   2.3            Certificate of Amendment
   99             Financials

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                  Live Global Bid, Inc.

                                                  By:  /s/ Barry White
February 16, 2004                                    --------------------------
                                                           Barry White
                                                           President

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